UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2011

RTI BIOLOGICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2011, the Annual Meeting of Stockholders of RTI Biologics, Inc. was held. The number of shares of common stock entitled to vote at the annual meeting was 55,025,049. The number of shares of common stock present or represented by valid proxy was 39,439,757. At the annual meeting, our stockholders took the following actions:

1. Election of Directors — Stockholders elected two Class I directors, Peter F. Gearen and Adrian J. R. Smith, to serve on our board of directors for a term of three years or until their successors are duly elected and qualified, subject to their earlier resignation or removal. The number of votes cast for each of these individuals is as set forth below:

Name	Number of Votes For	Number of Votes Withheld
Peter F. Gearen	34,175,279	5,264,478
Adrian J. R. Smith	34,186,817	5,252,940

2. Advisory Vote on Executive Compensation (the “Say on Pay Vote”) — Stockholders approved, on an advisory basis, our executive compensation as disclosed in the proxy statement. The vote totals for the Say on Pay Vote were 38,467,153 shares for, 419,779 shares against and 552,825 share abstentions.

3. Advisory Vote on the Frequency of Holding the Say on Pay Vote — Stockholders voted, on an advisory basis, on the frequency of holding the Say on Pay Vote in the future. The vote totals for the advisory vote on the frequency of holding the Say on Pay Vote were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions
28,393,376	1,518,528	9,076,264	451,589

The board of directors will consider the stockholder advisory vote on this proposal and make a determination regarding the frequency of future stockholder advisory votes on executive compensation within 150 calendar days of the annual meeting.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof on these proposals.

Item 8.01.	Other Events.

On May 10, 2011, we issued a press release announcing, among other things, the appointment of independent director Dean H. Bergy as Chairman of our board of directors effective May 5, 2011, replacing Brian K. Hutchison, who stepped down as Chairman while continuing to serve as our Chief Executive Officer and a member of our board of directors.

A copy of our press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company dated May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI BIOLOGICS, INC.

Date: May 11, 2011	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Biologics, Inc.

Form 8-K Current Report

Exhibit Number	Description of Document

99.1	Press Release issued by the Company dated May 10, 2011.